UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period :	August 1, 2012 — July 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSDTX

Putnam Short Duration Income Fund

Annual report
7 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Important notice regarding Putnam’s privacy policy	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	57

About the Trustees	58

Officers	60

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

At the midpoint of 2013, U.S. equity market indexes were near record highs, and the overarching theme of the domestic economy appeared to be one of slow healing. Equity investors were encouraged by improving housing and jobs data, as well as by solid corporate earnings. In Europe, the worst of the financial crisis appears to have passed, with some economic forecasts predicting that the eurozone will return to positive growth later this year. Meanwhile, thanks to its government’s massive stimulus initiatives, Japan recently has experienced stronger economic growth after years of stagnation.

A primary question confronting markets is how the U.S. central bank will gradually reduce its $85 billion-a-month bond-buying program without derailing the fragile economic recovery. Investors have reacted positively to public reassurances by Fed Chairman Ben Bernanke, who said the central bank would not draw down stimulus until the economy finds itself on firm footing.

We cannot predict the pace at which economies will recover, nor can we forecast the full impact of the Fed’s tapering decisions. However, we believe that Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches to address a diverse range of financial goals.

We also believe that investing in any market environment is most effective when combined with the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Short Duration Income Fund

A conservative approach to seeking income

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

The fund's management team has an average of more than 20 years of experience.

Michael V. Salm
Investing since 1989

Joanne M. Driscoll, CFA
Investing since 1992

Kevin F. Murphy
Investing since 1988

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Sectors available for investment	Money market funds	Putnam Short Duration Income Fund
Yankee/Eurodollar bonds	✓	✓
Certificates of deposit, commercial paper, time deposits	✓	✓
ABCP	✓	✓
Repurchase agreements	✓	✓
Bankers' acceptances	✓	✓
U.S. government securities	✓	✓
Asset-backed securities		✓
Investment-grade corporates		✓
MBS		✓
CMBS		✓
Sovereign debt		✓
Derivatives		✓
Private placements and Rule 144A		✓

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund's fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

2 Short Duration Income Fund

Short Duration Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See pages 5 and 10–11 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

4	Short Duration Income Fund

Interview with your fund’s portfolio managers

Joanne, what was the short-term bond market environment like during the 12 months ended July 31, 2013?

From the summer of 2012 into the spring of 2013, the market environment was favorable, buoyed by an improving economic backdrop and the tailwind of increased global liquidity that resulted from accommodative monetary policy in the United States and overseas. Within this environment, many financial institutions — whose securities comprise a substantial portion of the portfolio — significantly repaired their balance sheets and generally recovered from the 2007–2008 liquidity crisis and subsequent recession.

In May, however, the market backdrop became less hospitable, as concern about higher interest rates weighed on sentiment, leading investors to take profits. The debate that began in May regarding when the Federal Reserve would begin tapering its bond-buying program intensified in June, when Chairman Ben Bernanke announced that the central bank could begin scaling back its stimulus program later in 2013, and end it by mid 2014, sooner than investors expected. During this time, interest rates rose and yield curves steepened globally. In July, the Fed clarified its stance, stating that monetary policy would remain highly accommodative until the economy was back on its feet. In response, investors breathed a sigh of relief and interest rates declined modestly.

Given the changing market backdrop, including increased volatility during May and June, I am pleased to report that the fund at net asset

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

Short Duration Income Fund	5

value [NAV] outpaced both its benchmark and the average return of its Lipper peer group.

How would you summarize the fund’s investment strategy?

Joanne: We like to describe the fund as targeting the space between money market and short-term bond funds. Because the fund is not a money market fund or subject to the Rule 2a-7 regulations that govern money market funds, we can pursue a range of income opportunities that are not available to money market funds. Of course, that wider range of opportunities potentially includes a greater number of risks, but our goal is to manage the fund so that its performance is consistent with our objectives of preserving capital and maintaining liquidity. In doing so, we seek to outperform U.S. Treasury bills by 0.20% to 0.60% at NAV, while working to maintain an NAV that is less volatile than that of many competing funds.

From a risk-management perspective, we seek to limit the fund’s sensitivity to interest-rate movements by generally keeping the portfolio’s duration at or less than one year. We seek to control the fund’s credit risk by only investing in investment-grade securities and limiting its exposure to individual issuers. Lastly, we utilize high-quality commercial paper and other money-market-eligible securities for liquidity purposes and as a temporary repository for cash that will be invested in short-term bonds.

Turning to you, Mike, how was the fund positioned during the period?

We continued to target opportunities in securities with slightly longer maturities — up to three years — or marginally lower credit

Allocations are shown as a percentage of the fund’s net assets as of 7/31/13. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Short Duration Income Fund

quality — generally A-rated and BBB-rated bonds. We sought to mitigate these risks by counterbalancing them. Specifically, the BBB-rated securities that we owned — which provided the fund with higher yields, given their greater credit risk — were generally shorter-maturity bonds, so they entailed relatively little interest-rate risk. Likewise, the higher-rated securities in the portfolio typically carried somewhat longer maturities. This balanced approach allowed us to add incremental income potential without significantly increasing the portfolio’s risk profile.

In terms of sector positioning, at period-end nearly 60% of the portfolio was allocated to corporate bonds issued by financial institutions, with roughly half of this allocation in A-rated bonds. We continued to favor bonds from banks and other types of financial companies because we believe they offered better relative value than securities in other corporate-bond categories. In contrast to certain other areas of the corporate bond market, we believe the credit quality of financial institutions is improving. In our view, risk in the financials sector will continue to fall as regulatory pressure and rule changes force banks to streamline operations and further improve their balance sheets. We remained focused on bonds issued by large, diversified, domestically based institutions that, in our estimation, have demonstrated the greatest progress in increasing their liquidity and capital

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/13. A bond rated Baa or higher (Prime-3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Short Duration Income Fund	7

positions, and these securities performed well during the period.

You had less than 10% of the portfolio invested in securitized sectors, such as collateralized mortgage obligations [CMOs], commercial mortgage-backed securities, and asset-backed securities. Why wasn’t more of the fund allocated to these areas?

Michael: Given that one of our key objectives in managing the fund is to keep its NAV relatively stable, we tend not to invest significantly in these areas because the degree of extension risk, primarily with mortgage-backed securities, is inconsistent with this objective. To explain further, extension risk is the risk of a security’s duration lengthening due to a deceleration in prepayments, which typically occurs when interest rates are rising. As rates rise, the likelihood of prepayment decreases as mortgage holders become less likely to refinance. A material decline in refinancing activity can hamper the performance of CMOs and other mortgage-related securities.

What is your outlook for the coming months, and how are you positioning the fund?

Joanne: In our view, the Fed has concluded that the economy is in a much healthier state than when the latest round of quantitative easing began, and that if this pace of improvement continues, it would be prudent to begin drawing the program to a close. We expect the Fed to discuss the time frame for tapering its bond-buying program at its September 2013 meeting. If our forecast proves correct, we believe the central bank may begin to reduce its bond buying in September or October, and will end its purchases roughly six months later. This would conclude a period of monetary expansion and move the Fed to a neutral stance. From that point, we believe that many more months will pass before the Fed begins to increase the federal funds rate.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Short Duration Income Fund

Against this backdrop, we are positioning the fund for the possibility of higher rates in the future, and plan to continue slowly reducing the portfolio’s duration while increasing its allocation to floating-rate securities. Many of the fund’s floating-rate holdings are linked to the London interbank offered rate [LIBOR], which is the rate at which financial institutions lend reserves to each other on the short-term international interbank market. LIBOR rates tend to be slightly higher than yields on short-term Treasuries or other U.S. government securities, and the yields on securities linked to LIBOR reset, in most cases, monthly or quarterly. We plan to increase the fund’s allocation to floating-rate securities to gain access to these higher yields and heighten its sensitivity to rising rates. At period-end, about 35% of the portfolio was invested in floating-rate bonds.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

In addition to Michael and Joanne, your fund is also managed by Kevin F. Murphy.

IN THE NEWS

Citing a lengthier economic slowdown in emerging-market economies, the deep recession in the eurozone, and the expected tapering of the U.S. Fed’s monetary stimulus, the International Monetary Fund (IMF) has downgraded its growth projections for economies world-wide. Economic growth around the world is projected to remain subdued at 3.1% in 2013, the same as it was in 2012, the IMF stated in a mid-year update. Worldwide growth in 2014 will be 3.8%, the IMF predicted. As for the IMF’s regional economic forecasts, growth in the United States is projected to rise from 1.75% in 2013 to 2.75% in 2014. In Japan, growth will average 2% this year, while slowing but remaining positive in 2014. The eurozone economy, however, had a slightly positive second quarter, at 0.3%, according to the European Union’s statistics office, bringing to an end six straight quarters of negative growth. Still, the IMF believes that the 17-nation currency bloc overall will remain mired in recession this year, with negative growth, and in 2014 growth will rise to just below 1%, which is weaker than previously reported.

Short Duration Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/13

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	1.20%	0.47%	0.47%	1.02%	0.47%	1.47%	1.47%	1.47%
Annual average	0.67	0.26	0.26	0.57	0.26	0.82	0.82	0.82

1 year	0.69	0.29	0.29	0.54	0.29	0.79	0.79	0.79

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R5 and class R6 shares before their inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/13

	BofA Merrill Lynch	Lipper Ultra-Short Obligations Funds
	U.S. Treasury Bill Index	category average*

Life of fund	0.19%	2.01%
Annual average	0.11	1.12

1 year	0.13	0.63

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year and life-of-fund periods ended 7/31/13, there were 98 and 88 funds, respectively, in this Lipper category.

10	Short Duration Income Fund

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R5, R6, and Y shares would have been valued at $10,047, $10,047, $10,102, $10,047, $10,147, $10,147, and $10,147, respectively.

Fund price and distribution information For the 12-month period ended 7/31/13

Distributions	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Number	12	12	12	12	12	12	12	12

Income	$0.0578	$0.0178	$0.0177	$0.0527	$0.0176	$0.0679	$0.0678	$0.0679

Capital gains — Long-term	—	—	—	—	—	—	—	—

Capital gains — Short-term	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009	0.0009

Total	$0.0587	$0.0187	$0.0186	$0.0536	$0.0185	$0.0688	$0.0687	$0.0688

Share value at
net asset value

7/31/12	$10.02	$10.01	$10.01	$10.02	$10.01	$10.03	$10.03	$10.03

7/31/13	10.03	10.02	10.02	10.02	10.02	10.04	10.04	10.04

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/13

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
(inception dates)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(10/17/11)	(7/2/12)	(7/2/12)	(10/17/11)

Life of fund	1.06%	0.36%	0.36%	0.98%	0.36%	1.32%	1.32%	1.32%
Annual average	0.62	0.21	0.21	0.57	0.21	0.77	0.77	0.77

1 year	0.68	0.29	0.28	0.53	0.28	0.78	0.78	0.78

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Short Duration Income Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Net expenses for the fiscal year
ended 7/31/12*	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%‡	0.30%‡	0.30%

Total annual operating expenses for
the fiscal year ended 7/31/12	0.72%	1.12%	1.12%	0.77%	1.12%	0.72%‡	0.65%‡	0.62%

Annualized expense ratio for the
six-month period ended 7/31/13†	0.40%	0.80%	0.80%	0.45%	0.80%	0.30%	0.30%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 11/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses for class R5 and class R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2013, to July 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$1.99	$3.97	$3.97	$2.23	$3.97	$1.49	$1.49	$1.49

Ending value (after expenses)	$1,001.90	$999.90	$999.90	$1,001.60	$999.90	$1,002.40	$1,002.40	$1,002.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Short Duration Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2013, use the following calculation method. To find the value of your investment on February 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$2.01	$4.01	$4.01	$2.26	$4.01	$1.51	$1.51	$1.51

Ending value (after expenses)	$1,022.81	$1,020.83	$1,020.83	$1,022.56	$1,020.83	$1,023.31	$1,023.31	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Short Duration Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to class M shares that were obtained either directly, or by exchanging shares from another Putnam fund that were originally purchased without a sales charge, from certain rollover accounts if redeemed within one year of purchase. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14	Short Duration Income Fund

BofA Merrill Lynch U.S. Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury bills, which represent obligations of the U.S. Government having a maturity of one year or less, and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2013, Putnam employees had approximately $394,000,000 and the Trustees had approximately $94,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Short Duration Income Fund	15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16	Short Duration Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

Short Duration Income Fund	17

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an attempt to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL from 40 basis points to 25 basis points with respect to the portion of the portfolios of certain funds, including your fund, that may be allocated to PIL from time to time. These revisions had no effect on the management fees paid by your fund to Putnam Management. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management

18	Short Duration Income Fund

fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management agreed to waive fees (and, to the extent necessary, bear other expenses) through at least November 30, 2014 to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.30% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts.

Short Duration Income Fund	19

For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012—the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on

20	Short Duration Income Fund

competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute gross returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the 3rd quartile of its Lipper Inc. peer group (Lipper Ultra-Short Obligations Funds) for the one-year period ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over the one-year period ended December 31, 2012, there were 88 funds in your fund’s Lipper peer group. Because your fund had only commenced operations on November 17, 2011, the Trustees considered that there had not been a sufficiently long period of time to allow for definitive conclusions about the fund’s performance. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Short Duration Income Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from October 17, 2011 (commencement of operations) to July 31, 2012. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Short Duration Income Fund as of July 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 11, 2013

Short Duration Income Fund	23

The fund’s portfolio 7/31/13

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)*	rate (%)	date	amount	Value

Banking (33.8%)
Abbey National Treasury Services PLC (London) bank
guaranty sr. unsec. unsub. notes (United Kingdom)	2.875	4/25/14	$4,410,000	$4,477,279

Abbey National Treasury Services PLC/London
bank guaranty sr. unsec. unsub. notes FRN
(United Kingdom)	1.844	4/25/14	3,597,000	3,628,467

ABN Amro Bank NV 144A sr. unsec. FRN
notes (Netherlands)	2.035	1/30/14	1,000,000	1,007,050

ABN Amro Bank NV 144A sr. unsec.
notes (Netherlands)	3.000	1/31/14	6,100,000	6,163,214

ABN Amro Bank NV 144A sr. unsec. unsub.
notes (Netherlands)	1.375	1/22/16	2,000,000	1,996,000

American Express Centurion Bank company guaranty
sr. unsec. FRN notes	0.725	11/13/15	1,000,000	1,001,145

Australia & New Zealand Banking Group, Ltd. sr.
unsec. notes (Australia)	2.125	9/19/14	586,000	593,753

Australia & New Zealand Banking Group, Ltd. 144A
bank guaranty sr. unsec. unsub. FRN notes (Australia)	0.466	5/7/15	4,850,000	4,853,240

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. notes (Australia)	3.700	1/13/15	850,000	883,235

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN notes (Australia)	1.009	1/10/14	1,450,000	1,454,597

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN notes (Australia)	0.943	9/24/13	1,000,000	1,000,918

Bank of America Corp. sr. unsec. FRN notes	1.093	3/22/16	7,000,000	6,998,219

Bank of America Corp. sr. unsec. FRN notes	0.603	9/15/14	2,000,000	1,998,040

Bank of America Corp. sr. unsec. notes	5.375	6/15/14	1,250,000	1,303,966

Bank of America Corp. sr. unsec. unsub. FRN notes	1.819	7/11/14	1,000,000	1,010,944

Bank of America Corp. sr. unsec. unsub. notes	7.375	5/15/14	530,000	556,580

Bank of America Corp. sr. unsec. unsub. notes	4.500	4/1/15	440,000	462,394

Bank of Montreal sr. unsec. unsub. FRN notes
Ser. MTN (Canada)	0.788	7/15/16	5,000,000	5,007,325

Bank of Montreal sr. unsec. unsub. FRN notes
Ser. MTN (Canada)	0.745	9/11/15	790,000	793,073

Bank of New York Mellon Corp. (The) sr.
unsec. FRN notes	0.495	10/23/15	7,390,000	7,402,142

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. FRN notes	0.534	7/28/14	1,080,000	1,081,315

Bank of New York Mellon Corp. (The) sr. unsec. unsub.
FRN notes Ser. MTN	1.124	11/24/14	400,000	403,420

Bank of Nova Scotia sr. unsec. unsub. FRN
notes (Canada)	0.788	7/15/16	3,000,000	3,002,646

Bank of Nova Scotia sr. unsec. unsub. FRN
notes (Canada)	0.673	3/15/16	3,000,000	3,000,025

Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	3.400	1/22/15	711,000	739,451

Bank of Nova Scotia sr. unsec. unsub. notes (Canada)	0.750	10/9/15	1,000,000	997,078

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
FRN notes (Japan)	0.934	2/24/14	550,000	551,622

24	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Banking cont.
Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	3.850	1/22/15	$670,000	$698,408

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	2.450	9/11/15	1,295,000	1,333,733

Bank of Tokyo-Mitsubishi UFJ, Ltd. 144A sr. unsec.
notes (Japan)	1.600	9/11/13	1,265,000	1,266,262

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. FRN notes (Japan)	0.723	2/26/16	5,160,000	5,156,040

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr.
unsec. notes (Japan)	1.000	2/26/16	500,000	496,292

Barclays Bank PLC sr. unsec. unsub. FRN notes
(United Kingdom)	1.308	1/13/14	200,000	200,848

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	5.200	7/10/14	1,300,000	1,353,443

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	3.900	4/7/15	1,814,000	1,901,798

Barclays Bank PLC sr. unsec. unsub. notes
(United Kingdom)	2.375	1/13/14	1,405,000	1,416,424

Barclays Bank PLC unsec. sub. notes
(United Kingdom)	5.015	11/12/13	2,600,000	2,624,960

BB&T Corp. sr. unsec. notes	5.700	4/30/14	2,081,000	2,160,398

BB&T Corp. sr. unsec. unsub. notes Ser. MTN	3.375	9/25/13	1,670,000	1,676,799

BB&T Corp. unsec. sub. notes	5.200	12/23/15	1,915,000	2,091,155

BNP Paribas SA sr. unsec. unsub. FRN notes
Ser. MTN (France)	3.022	12/20/14	3,136,000	3,235,935

BNY Mellon NA unsec. sub. notes	4.750	12/15/14	472,000	495,475

BPCE SA sr. unsec. unsub. FRN notes
Ser. MTN (France)	1.516	4/25/16	1,000,000	1,007,517

BPCE SA 144A company guaranty sr. unsec. FRN
notes (France)	2.023	2/7/14	3,550,000	3,574,357

BPCE SA 144A sr. unsec. unsub. notes (France)	2.375	10/4/13	6,070,000	6,087,536

Branch Banking & Trust Co. unsec. sub. FRN notes	0.592	9/13/16	4,665,000	4,596,900

Canadian Imperial Bank of Commerce/Canada sr.
unsec. unsub. notes (Canada)	0.900	10/1/15	1,200,000	1,202,668

Canadian Imperial Bank of Commerce/Canada sr.
unsec. unsub. notes (Canada)	0.786	7/18/16	3,000,000	3,004,440

Capital One Financial Corp. sr. unsec.
unsub. FRN notes	1.418	7/15/14	1,900,000	1,912,627

Capital One Financial Corp. sr. unsec.
unsub. FRN notes	0.913	11/6/15	890,000	890,993

Capital One Financial Corp. sr. unsec. unsub. notes	7.375	5/23/14	3,195,000	3,364,543

Capital One Financial Corp. sr. unsec. unsub. notes	6.250	11/15/13	250,000	253,992

Capital One Financial Corp. sr. unsec. unsub. notes	2.150	3/23/15	1,000,000	1,017,126

Capital One Financial Corp. sr. unsec. unsub. notes	2.125	7/15/14	500,000	506,317

Capital One NA/Mclean VA sr. unsec. FRN notes	0.723	3/22/16	3,000,000	2,986,600

Citigroup, Inc. company guaranty sr. notes	1.226	7/25/16	3,000,000	3,007,987

Citigroup, Inc. sr. unsec. FRN notes	1.064	4/1/16	3,700,000	3,708,799

Citigroup, Inc. sr. unsec. notes	6.010	1/15/15	1,131,000	1,209,529

Citigroup, Inc. sr. unsec. notes	6.000	12/13/13	550,000	560,731

Short Duration Income Fund	25

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Banking cont.
Citigroup, Inc. sr. unsec. notes	5.500	10/15/14	$4,251,000	$4,472,851

Commonwealth Bank of Australia 144A company
guaranty sr. unsec. unsub. notes (Australia)	1.073	9/18/15	4,600,000	4,641,372

Commonwealth Bank of Australia 144A sr. unsec.
notes (Australia)	3.750	10/15/14	2,029,000	2,101,199

Commonwealth Bank of Australia/New York, NY sr.
unsec. FRN notes	1.250	9/18/15	480,000	484,743

Cooperatieve Centrale Raiffeisen-Boerenleenbank
B.A. (Netherlands) sr. unsec. FRN
notes (Netherlands)	0.753	3/18/16	4,000,000	4,006,343

Credit Agricole SA (London) 144A sr. unsec. notes
(United Kingdom)	2.625	1/21/14	4,750,000	4,787,050

Credit Agricole SA/London 144A company guaranty
sr. unsec. unsub. notes (United Kingdom)	1.428	4/15/16	2,000,000	2,011,174

Credit Suisse of New York sr. unsec. notes	5.500	5/1/14	500,000	518,250

Credit Suisse of New York sr. unsec. notes	2.200	1/14/14	450,000	453,493

Danske Bank A/S 144A sr. unsec. unsub. FRN
notes (Denmark)	1.318	4/14/14	9,150,000	9,190,040

DNB Boligkreditt AS 144A sr. unsub. bonds (Norway)	2.100	10/14/15	2,500,000	2,566,500

Fifth Third Bank/Cincinnati, Ohio sr. unsec. notes	0.900	2/26/16	3,340,000	3,299,870

Fifth Third Bank/Cincinnati, Ohio sr. unsec.
notes Ser. BKNT	4.750	2/1/15	800,000	841,919

Fifth Third Bank/Ohio sr. unsec. FRN notes	0.683	2/26/16	6,700,000	6,693,134

HBSC Bank USA NA /New York NY unsec. sub. notes
(United Kingdom)	4.625	4/1/14	4,235,000	4,345,686

HSBC Bank PLC 144A sr. unsec. notes
(United Kingdom)	1.625	8/12/13	200,000	200,053

HSBC Bank PLC 144A sr. unsec. sub. FRN notes
(United Kingdom)	1.068	1/17/14	750,000	752,855

HSBC Finance Corp. notes	5.000	6/30/15	1,943,000	2,078,079

HSBC Finance Corp. sr. unsec. FRN notes	5.250	4/15/15	1,981,000	2,116,562

HSBC Finance Corp. sr. unsec. unsub. notes	0.518	1/15/14	2,225,000	2,224,557

ING Bank N.V. 144A sr. unsec. FRN
notes (Netherlands)	1.224	3/7/16	2,000,000	2,004,612

ING Bank NV 144A sr. unsec. FRN
notes (Netherlands)	1.913	9/25/15	5,226,000	5,322,806

ING Bank NV 144A sr. unsec. notes (Netherlands)	2.375	6/9/14	2,500,000	2,531,650

ING Bank NV 144A sr. unsec. notes (Netherlands)	2.000	10/18/13	850,000	852,304

JPMorgan Chase & Co. sr. unsec. unsub. FRN notes	0.715	4/23/15	1,000,000	998,445

JPMorgan Chase & Co. unsec. sub. FRN notes	1.476	9/1/15	2,412,000	2,412,620

JPMorgan Chase & Co. unsec. sub. notes	5.125	9/15/14	950,000	993,086

JPMorgan Chase Bank NA unsec. sub. FRN notes	0.602	6/13/16	8,155,000	8,032,757

KeyBank N.A./Cleveland OH unsec. sub. notes	5.800	7/1/14	2,240,000	2,341,228

KeyBank NA/Cleveland, OH company guaranty sr.
unsec. notes Ser. MTN	5.450	3/3/16	5,000,000	5,513,378

KeyCorp sr. unsec. unsub. notes	3.750	8/13/15	2,500,000	2,637,732

Lloyds TSB Bank PLC bank guaranty sr. unsec. FRN
notes (United Kingdom)	2.615	1/24/14	445,000	449,389

26	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Banking cont.
Lloyds TSB Bank PLC bank guaranty sr. unsec. unsub.
notes (United Kingdom)	4.875	1/21/16	$1,025,000	$1,110,722

Lloyds TSB Bank PLC 144A bank guaranty sr. unsec.
notes (United Kingdom)	4.375	1/12/15	9,379,000	9,796,647

Manufacturers & Traders Trust Co. sr. unsec.
notes Ser. BKNT	0.574	3/7/16	10,000,000	9,961,108

Mellon Funding Corp. company guaranty
unsec. sub. notes	5.000	12/1/14	1,600,000	1,688,651

Mizuho Financial Group Cayman, Ltd. 144A unsec.
sub. notes (Cayman Islands)	5.790	4/15/14	6,675,000	6,900,034

National Australia Bank, Ltd. sr. unsec. FRN
notes (Australia)	1.403	8/7/15	1,000,000	1,016,941

National Australia Bank, Ltd. sr. unsec.
notes (Australia)	1.700	12/10/13	290,000	291,247

National Australia Bank, Ltd. 144A FRN
notes (Australia)	0.975	11/8/13	520,000	520,915

National Australia Bank, Ltd. 144A sr. unsec. FRN
notes (Australia)	0.566	1/22/15	1,350,000	1,352,267

National Australia Bank, Ltd. 144A sr. unsec.
notes (Australia)	1.700	12/10/13	350,000	351,505

National Australia Bank, Ltd. 144A sr. unsec. unsub.
FRN notes (Australia)	1.214	7/25/14	1,520,000	1,533,686

National Australia Bank, Ltd./New York company
guaranty sr. unsec. notes (Australia)	0.816	7/25/16	6,000,000	6,000,000

National Australia Bank, Ltd./New York sr. unsec.
notes (Australia)	1.600	8/7/15	362,000	367,323

National Australia Bank, Ltd./New York sr. unsec.
notes Ser. MTN (Australia)	2.000	3/9/15	140,000	142,928

National Bank of Canada bank guaranty sr. unsec.
notes (Canada)	1.500	6/26/15	3,285,000	3,328,766

Nationwide Building Society 144A sr. unsec. notes
(United Kingdom)	4.650	2/25/15	354,000	370,985

Nationwide Building Society 144A sr. unsec. sub.
notes (United Kingdom)	5.250	1/15/14	8,169,000	8,309,646

Nordea Bank AB 144A sr. unsec. FRN notes (Sweden)	1.168	1/14/14	1,350,000	1,355,704

Nordea Bank AB 144A sr. unsec. notes (Sweden)	2.250	3/20/15	210,000	214,326

Nordea Bank AB 144A sr. unsec. notes (Sweden)	0.735	5/13/16	3,500,000	3,498,060

Nordea Bank AB 144A sr. unsec. unsub.
notes (Sweden)	3.700	11/13/14	2,400,000	2,486,400

Northern Trust Corp. sr. unsec. unsub. notes	4.625	5/1/14	438,000	451,648

PNC Bank N.A. company guaranty sr. unsec.
notes Ser. BKNT	0.584	4/29/16	3,000,000	2,997,666

PNC Bank N.A. sr. unsec. FRN notes	0.574	1/28/16	1,954,000	1,950,315

PNC Funding Corp. sr. unsec. FRN notes	0.466	1/31/14	250,000	250,011

PNC Funding Corp. sr. unsec. notes	5.400	6/10/14	1,768,000	1,841,001

PNC Funding Corp. sr. unsec. notes	3.000	5/19/14	1,598,000	1,629,592

PNC Funding Corp. sr. unsec. unsub. FRN notes	5.250	11/15/15	1,884,000	2,047,833

Rabobank Nederland 144A sr. unsec.
notes (Netherlands)	4.200	5/13/14	2,000,000	2,057,178

Short Duration Income Fund	27

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Banking cont.
Royal Bank of Canada sr. unsec. FRN notes (Canada)	0.965	10/30/14	$6,650,000	$6,700,008

Royal Bank of Canada sr. unsec. FRN notes (Canada)	0.644	3/8/16	2,000,000	2,003,143

Royal Bank of Canada sr. unsec. unsub. FRN notes
Ser. MTN1 (Canada)	0.568	4/17/14	570,000	571,271

Royal Bank of Scotland PLC (The) bank guaranty sr.
unsec. unsub. notes (United Kingdom)	4.375	3/16/16	1,785,000	1,902,971

Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. FRN notes (United Kingdom)	2.694	8/23/13	967,000	967,916

Royal Bank of Scotland PLC (The) company guaranty
sr. unsec. unsub. notes Ser. 2 (United Kingdom)	3.400	8/23/13	1,350,000	1,351,769

Royal Bank of Scotland PLC (The) sr. unsec. unsub.
notes (United Kingdom)	3.250	1/11/14	500,000	504,900

Royal Bank of Scotland PLC (The) sr. unsec. unsub.
notes (United Kingdom)	2.550	9/18/15	615,000	627,783

Royal Bank of Scotland PLC (The) 144A company
guaranty sr. unsec. unsub. notes (United Kingdom)	4.875	8/25/14	4,100,000	4,248,680

Royal Bank of Scotland PLC/The sr. unsec. notes
(United Kingdom)	4.875	3/16/15	750,000	788,583

Santander Holdings USA, Inc. sr. unsec. unsub. notes	4.625	4/19/16	2,000,000	2,125,266

Societe Generale SA 144A company guaranty sr.
notes (France)	1.319	4/11/14	1,400,000	1,405,940

Societe Generale SA 144A sr. unsec. notes (France)	2.500	1/15/14	5,218,000	5,254,004

Societe Generale SA 144A sr. unsec. notes (France)	2.200	9/14/13	1,700,000	1,702,720

Societe Generale SA 144A sr. unsec. unsub. FRN
notes (France)	3.100	9/14/15	1,450,000	1,499,829

Standard Chartered PLC 144A sr. unsec. unsub. notes
(United Kingdom)	5.500	11/18/14	1,825,000	1,927,206

Standard Chartered PLC 144A sr. unsec. unsub. notes
(United Kingdom)	3.850	4/27/15	4,480,000	4,682,250

State Street Corp. sr. unsec. unsub. FRN notes	0.624	3/7/14	795,000	796,855

Sumitomo Mitsui Banking Corp. sr. unsec.
notes (Japan)	1.350	7/18/15	1,450,000	1,462,631

Sumitomo Mitsui Banking Corp. sr. unsec.
notes (Japan)	0.936	7/19/16	3,250,000	3,250,001

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
notes (Japan)	1.950	1/14/14	1,500,000	1,508,736

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
notes (Japan)	1.900	7/22/14	380,000	384,343

Sumitomo Mitsui Banking Corp. 144A sr. unsec.
unsub. bonds (Japan)	3.150	7/22/15	1,600,000	1,665,491

Svenska Handelsbanken AB sr. unsec. FRN
notes (Sweden)	0.722	3/21/16	8,410,000	8,423,380

Swetbank Hypotek AB 144A bank guaranty sr. unsub.
bonds (Sweden)	2.950	3/28/16	425,000	446,509

Swetbank Hypotek AB 144A bank guaranty unsub.
notes (Sweden)	0.726	3/28/14	1,110,000	1,110,175

Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
notes Ser. MTN (Canada)	0.453	5/1/15	4,000,000	4,000,002

UBS AG/Stamford CT sr. unsec. FRN notes	1.264	1/28/14	1,331,000	1,337,248

28	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Banking cont.
UBS AG/Stamford CT sr. unsec. notes	2.250	1/28/14	$1,393,000	$1,405,866

UBS AG/Stamford CT sr. unsec. notes Ser. DPNT	3.875	1/15/15	1,500,000	1,564,809

UBS AG/Stamford, CT sr. notes	7.375	7/15/15	3,375,000	3,713,840

US Bancorp sr. unsec. unsub. notes	4.200	5/15/14	100,000	103,040

US Bank NA unsec. sub. FRN notes	0.548	10/14/14	2,114,000	2,118,025

US Bank NA unsec. sub. notes	6.300	2/4/14	288,000	296,177

US Bank NA unsec. sub. notes	4.950	10/30/14	2,958,000	3,112,467

US Bank NA unsec. sub. notes	4.800	4/15/15	3,250,000	3,465,534

Wachovia Corp. unsec. sub. FRN notes	0.638	10/15/16	1,000,000	986,586

Wachovia Corp. unsec. sub. FRN notes	0.605	10/28/15	7,544,000	7,476,066

Wells Fargo & Co. unsec. sub. notes	4.950	10/16/13	170,000	171,503

Wells Fargo Bank NA unsec. sub. FRN notes	0.484	5/16/16	2,000,000	1,975,990

Westpac Banking Corp. sr. unsec. unsub. FRN
notes (Australia)	1.033	9/25/15	3,245,000	3,277,184

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	4.200	2/27/15	150,000	158,083

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	3.000	8/4/15	2,000,000	2,088,678

Westpac Banking Corp. sr. unsec. unsub.
notes (Australia)	1.125	9/25/15	1,330,000	1,336,635

Westpac Banking Corp. 144A sr. unsec. FRN
notes (Australia)	1.204	2/24/14	700,000	703,600

				389,670,305
Basic materials (0.6%)
Airgas, Inc. sr. unsec. unsub. notes	2.850	10/1/13	5,448,000	5,466,153

BHP Billiton Finance USA, Ltd. company guaranty sr.
unsec. FRN notes (Australia)	0.544	2/18/14	1,117,000	1,118,454

				6,584,607
Capital goods (1.0%)
Caterpillar Financial Services Corp. sr.
unsec. FRN notes	0.575	12/11/13	350,000	350,482

Caterpillar Financial Services Corp. sr.
unsec. FRN notes	0.564	4/1/14	1,290,000	1,292,276

Caterpillar Financial Services Corp. sr. unsec. notes	6.125	2/17/14	880,000	907,210

Caterpillar Financial Services Corp. sr. unsec.
notes Ser. MTN	4.750	2/17/15	585,000	621,823

Caterpillar Financial Services Corp. sr. unsec.
unsub. notes	1.125	12/15/14	650,000	655,601

Caterpillar Financial Services Corp. sr. unsec. unsub.
notes Ser. MTN	4.900	8/15/13	354,000	354,447

John Deere Capital Corp. sr. unsec. FRN notes	0.416	4/25/14	1,000,000	1,001,156

John Deere Capital Corp. sr. unsec. FRN notes	0.371	10/8/14	480,000	480,123

John Deere Capital Corp. sr. unsec. unsub. FRN notes	0.674	10/4/13	564,000	564,513

John Deere Capital Corp. sr. unsec. unsub.
notes Ser. MTN	2.950	3/9/15	1,000,000	1,036,438

John Deere Capital Corp. unsec. FRN notes	0.339	1/12/15	2,000,000	2,000,014

United Technologies Corp. sr. unsec.
unsub. FRN notes	0.545	12/2/13	1,700,000	1,701,698

				10,965,781

Short Duration Income Fund	29

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Communication services (2.6%)
Alltel Corp. sr. unsec. notes	6.500	11/1/13	$250,000	$253,508

AT&T, Inc. sr. unsec. unsub. FRN notes	0.660	2/12/16	3,000,000	3,006,477

AT&T, Inc. sr. unsec. unsub. notes	0.800	12/1/15	3,000,000	2,992,345

BellSouth Corp. sr. unsec. unsub. bonds	5.200	9/15/14	3,645,000	3,819,570

British Telecommunications PLC sr. unsec. unsub.
FRN notes (United Kingdom)	1.397	12/20/13	3,550,000	3,562,599

Cellco Partnership/Verizon Wireless Capital, LLC sr.
unsec. unsub. notes	7.375	11/15/13	2,400,000	2,444,150

Comcast Corp. company guaranty sr. unsec.
unsub. notes	5.850	11/15/15	2,700,000	3,001,334

Deutsche Telekom International Finance BV company
guaranty sr. unsec. notes (Netherlands)	4.875	7/8/14	4,484,000	4,655,943

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. notes (Netherlands)	5.875	8/20/13	2,315,000	2,319,676

Verizon New England, Inc. sr. unsec. debs. Ser. C	4.750	10/1/13	3,300,000	3,322,167

				29,377,769
Consumer cyclicals (5.0%)
Clorox Co. (The) sr. unsec. notes	3.550	11/1/15	1,000,000	1,054,962

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. FRN notes	1.472	9/13/13	2,902,000	2,904,980

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. notes	1.950	3/28/14	2,685,000	2,701,421

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. unsub. FRN notes	0.886	3/28/14	710,000	711,638

Daimler Finance North America, LLC 144A company
guaranty sr. unsec. unsub. notes	0.945	8/1/16	4,000,000	4,003,532

Ford Motor Credit Co., LLC company guaranty sr.
unsec. notes	1.525	5/9/16	2,315,000	2,320,007

Ford Motor Credit Co., LLC sr. unsec. unsub. notes	8.700	10/1/14	500,000	541,321

Harley-Davidson Financial Services, Inc. 144A
company guaranty sr. unsec. notes	1.150	9/15/15	1,200,000	1,198,777

Harley-Davidson Funding Corp. 144A company
guaranty sr. unsec. notes	5.750	12/15/14	2,572,000	2,736,755

Home Depot, Inc. (The) sr. unsec. unsub. notes	5.400	3/1/16	5,266,000	5,860,658

Home Depot, Inc. (The) sr. unsec. unsub. notes	5.250	12/16/13	360,000	366,342

Macy’s Retail Holdings, Inc. company guaranty sr.
unsec. notes	7.625	8/15/13	300,000	300,520

Macy’s Retail Holdings, Inc. company guaranty sr.
unsec. notes	5.750	7/15/14	7,010,000	7,335,930

NBCUniversal Enterprise, Inc. 144A company
guaranty sr. unsec. FRN notes	0.805	4/15/16	4,350,000	4,366,148

Nissan Motor Acceptance Corp. 144A sr. unsec. notes	4.500	1/30/15	2,135,000	2,246,639

Toyota Motor Credit Corp. sr. unsec. FRN notes	0.424	3/10/15	2,210,000	2,208,240

Toyota Motor Credit Corp. sr. unsec. unsub. FRN notes	0.564	5/17/16	3,000,000	2,999,170

Toyota Motor Credit Corp. sr. unsec. unsub. FRN
notes Ser. MTN	0.719	10/11/13	500,000	500,490

Toyota Motor Credit Corp. sr. unsec. unsub. notes	3.200	6/17/15	214,000	224,071

Toyota Motor Credit Corp. sr. unsec. unsub. notes	0.875	7/17/15	1,000,000	1,005,733

30	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Consumer cyclicals cont.
Toyota Motor Credit Corp. unsec. FRN notes	0.443	12/5/14	$2,369,000	$2,370,665

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	1.022	3/21/14	1,270,000	1,274,023

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	0.874	11/20/14	1,550,000	1,555,410

Volkswagen International Finance NV 144A company
guaranty sr. unsec. FRN notes (Germany)	0.873	9/22/13	900,000	900,821

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. FRN notes (Germany)	0.884	4/1/14	350,000	350,964

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes (Germany)	1.875	4/1/14	960,000	969,435

Volkswagen International Finance NV 144A company
guaranty sr. unsec. unsub. notes (Germany)	1.625	8/12/13	260,000	260,057

Walt Disney Co. (The) company guaranty sr. unsec.
unsub. notes	1.350	8/16/16	1,543,000	1,559,746

Walt Disney Co. (The) sr. unsec. unsub. notes	4.500	12/15/13	2,876,000	2,921,194

				57,749,649
Consumer finance (1.8%)
American Express Co. sr. unsec. notes	7.250	5/20/14	2,182,000	2,296,725

American Express Credit Corp. sr. unsec. FRN notes	0.774	7/29/16	3,000,000	3,000,882

American Express Credit Corp. sr. unsec. FRN
notes Ser. MTN	5.300	12/2/15	2,000,000	2,191,838

American Express Credit Corp. sr. unsec.
sub. FRN notes	1.374	6/12/15	2,468,000	2,503,500

American Express Credit Corp. sr. unsec. unsub. notes	7.300	8/20/13	315,000	315,897

American Honda Finance Corp. 144A company
guaranty sr. unsec. unsub. notes	0.648	5/26/16	4,940,000	4,937,955

American Honda Finance Corp. 144A sr. unsec. notes	1.450	2/27/15	3,275,000	3,308,523

American Honda Finance Corp. 144A unsec. bonds	0.725	5/8/14	1,405,000	1,408,640

Capital One Bank USA NA sr. unsec. unsub. notes	5.125	2/15/14	550,000	562,741

				20,526,701
Consumer staples (6.0%)
Altria Group, Inc. company guaranty sr. unsec. notes	7.750	2/6/14	2,250,000	2,331,122

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes	8.500	11/10/13	2,591,000	2,644,657

Anheuser-Busch Cos., LLC company guaranty sr.
unsec. notes	4.950	1/15/14	595,000	606,633

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. notes	0.800	1/15/16	1,000,000	1,000,041

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. notes FRN	0.628	7/14/14	1,290,000	1,293,114

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes	5.375	11/15/14	3,390,000	3,592,159

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes	3.625	4/15/15	1,000,000	1,049,891

Bacardi, Ltd. 144A company guaranty sr. unsec.
unsub. notes (Bermuda)	7.450	4/1/14	1,235,000	1,287,716

Bottling Group, LLC company guaranty sr.
unsec. notes	6.950	3/15/14	3,503,000	3,641,579

Short Duration Income Fund	31

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Consumer staples cont.
Cadbury Schewppes US Finance, LLC 144A company
guaranty sr. unsec. notes (United Kingdom)	5.125	10/1/13	$1,800,000	$1,812,145

Cargill, Inc. 144A sr. unsec. notes	5.000	11/15/13	215,000	217,529

ConAgra Foods, Inc. sr. unsec. notes	5.875	4/15/14	3,388,000	3,509,236

ConAgra Foods, Inc. sr. unsec. unsub. notes	1.350	9/10/15	1,000,000	1,007,266

Costco Wholesale Corp. sr. unsec. unsub. notes	0.650	12/7/15	4,500,000	4,499,069

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	7.375	1/15/14	3,350,000	3,451,505

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	0.625	4/29/16	2,000,000	1,988,185

Diageo Finance BV company guaranty sr. unsec.
unsub. notes (Netherlands)	5.300	10/28/15	1,090,000	1,199,259

Erac USA Finance Co. 144A company guaranty notes	2.250	1/10/14	6,626,000	6,668,082

Foster’s Finance Corp. 144A company guaranty sr.
unsec. notes	4.875	10/1/14	410,000	429,375

Kellogg Co. sr. unsec. unsub. notes	1.125	5/15/15	5,000,000	5,032,250

Kroger Co. (The) company guaranty sr. unsec. notes	7.500	1/15/14	3,476,000	3,583,408

Kroger Co. (The) company guaranty sr. unsec. notes	3.900	10/1/15	1,000,000	1,057,956

Mondelez International, Inc. sr. unsec. notes	5.250	10/1/13	290,000	292,193

PepsiAmericas, Inc. company guaranty sr. unsec.
unsub. notes	4.375	2/15/14	1,876,000	1,914,679

PepsiCo, Inc. sr. unsec. unsub. FRN notes	0.483	2/26/16	3,420,000	3,427,080

PepsiCo, Inc. sr. unsec. unsub. notes	3.750	3/1/14	250,000	254,478

PepsiCo, Inc. sr. unsec. unsub. notes	0.800	8/25/14	659,000	661,387

SABMiller Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes	1.850	1/15/15	925,000	938,130

SABMiller PLC 144A sr. unsec. notes
(United Kingdom)	5.500	8/15/13	5,770,000	5,777,899

Walgreen Co. company guaranty sr. unsec.
unsub. notes	4.875	8/1/13	2,683,000	2,683,000

WPP Finance UK company guaranty sr. unsec. unsub.
notes (United Kingdom)	5.875	6/15/14	1,307,000	1,359,960

Yale University sr. unsec. unsub. notes Ser. MTN	2.900	10/15/14	380,000	390,805

				69,601,788
Energy (2.2%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes (United Kingdom)	5.250	11/7/13	345,000	349,361

Canadian Natural Resources, Ltd. sr. unsec. unsub.
notes (Canada)	4.900	12/1/14	1,000,000	1,054,821

Canadian Natural Resources, Ltd. sr. unsec. unsub.
notes (Canada)	1.450	11/14/14	5,919,000	5,969,276

Chevron Corp. sr. unsec. FRN notes	0.889	6/24/16	2,000,000	2,004,594

Devon Energy Corp. sr. unsec. unsub. notes	5.625	1/15/14	3,385,000	3,456,545

EnCana Corp. sr. unsec. unsub. notes (Canada)	4.750	10/15/13	2,675,000	2,695,745

EnCana Holdings Finance Corp. company guaranty sr.
unsec. unsub. notes (Canada)	5.800	5/1/14	6,200,000	6,431,196

ONEOK, Inc. sr. unsec. unsub. notes	5.200	6/15/15	3,047,000	3,267,161

				25,228,699

32	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Financial (1.1%)
General Electric Capital Corp. sr. notes Ser. GMTN	0.919	7/12/16	$2,000,000	$2,002,949

General Electric Capital Corp. sr. unsec. FRN notes	1.102	12/20/13	500,000	501,430

General Electric Capital Corp. sr. unsec. FRN notes	0.871	1/8/16	1,500,000	1,504,439

General Electric Capital Corp. sr. unsec. FRN notes	0.471	1/8/16	4,880,000	4,855,580

General Electric Capital Corp. sr. unsec. FRN notes	0.461	10/6/15	1,675,000	1,666,211

General Electric Capital Corp. sr. unsec. FRN notes	0.423	9/15/14	100,000	99,904

General Electric Capital Corp. sr. unsec.
unsub. FRN notes	1.303	7/2/15	700,000	709,149

General Electric Capital Corp. sr. unsec.
unsub. FRN notes	0.272	9/20/13	100,000	99,995

General Electric Capital Corp. sr. unsec. unsub. notes	4.375	9/21/15	700,000	749,471

				12,189,128
Health care (1.7%)
AbbVie, Inc. 144A company guaranty sr.
unsec. FRN notes	1.033	11/6/15	5,624,000	5,675,566

AbbVie, Inc. 144A company guaranty sr. unsec. notes	1.200	11/6/15	1,795,000	1,801,816

Coventry Health Care, Inc. sr. unsec. notes	6.125	1/15/15	1,310,000	1,406,446

Merck & Co., Inc. FRB bonds	0.464	5/18/16	2,000,000	2,003,244

Quest Diagnostics, Inc. company guaranty sr.
unsec. notes	5.450	11/1/15	1,000,000	1,088,964

Teva Pharmaceutical Finance III BV company
guaranty sr. unsec. unsub. notes (Israel)	1.700	3/21/14	250,000	252,083

WellPoint, Inc. sr. unsec. notes	6.000	2/15/14	5,113,000	5,257,463

WellPoint, Inc. sr. unsec. unsub. notes	1.250	9/10/15	750,000	755,301

Zoetis Inc. 144A sr. unsec. notes	1.150	2/1/16	1,735,000	1,738,473

				19,979,356
Insurance (4.9%)
Aflac, Inc. sr. unsec. notes	3.450	8/15/15	2,790,000	2,935,453

Allstate Corp. (The) sr. unsec. unsub. notes	6.200	5/16/14	2,072,000	2,162,553

Allstate Corp. (The) sr. unsec. unsub. notes	5.000	8/15/14	780,000	814,378

American International Group, Inc. sr. unsec.
unsub. notes	4.250	9/15/14	5,381,000	5,578,512

American International Group, Inc. sr. unsec.
unsub. notes	3.000	3/20/15	1,857,000	1,916,216

Hartford Financial Services Group, Inc. (The) sr.
unsec. unsub. notes	4.000	3/30/15	1,150,000	1,202,470

Hartford Life Global Funding Trusts sr.
unsub. FRN notes	0.453	6/16/14	1,800,000	1,798,970

Hartford Life Institutional Funding 144A sr. FRN
notes Ser. MTN	0.595	8/15/13	1,200,000	1,200,130

Lincoln National Corp. sr. unsec. unsub. notes	4.750	2/15/14	2,107,000	2,150,322

Mass Mutual Global Funding II 144A sr. FRN notes	0.434	12/6/13	678,000	678,439

Mass Mutual Global Funding II 144A sr.
unsub. FRN notes	0.648	1/14/14	148,000	148,266

Mass Mutual Global Funding II 144A sr. unsub. notes	2.300	9/28/15	500,000	516,921

MetLife Institutional Funding II 144A FRN notes	1.174	4/4/14	500,000	502,966

MetLife Institutional Funding II 144A FRN notes	0.641	1/6/15	6,500,000	6,513,123

Short Duration Income Fund	33

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Insurance cont.
Metropolitan Life Global Funding I 144A sr. notes	2.000	1/9/15	$725,000	$738,273

Metropolitan Life Global Funding I 144A sr. notes	2.000	1/10/14	112,000	112,813

Metropolitan Life Global Funding I 144A sr.
unsec. notes	0.798	7/15/16	3,000,000	3,000,010

Metropolitan Life Global Funding I 144A sr.
unsub. FRN notes	0.623	3/19/14	500,000	499,848

Monumental Global Funding III 144A sr.
unsub. FRN notes	0.468	1/15/14	1,200,000	1,200,006

Monumental Global Funding, Ltd. 144A sr.
unsub. notes	5.250	1/15/14	385,000	393,060

New York Life Global Funding 144A FRN notes	0.534	4/4/14	500,000	501,059

New York Life Global Funding 144A sr.
unsec. FRN notes	0.615	5/23/16	5,000,000	4,999,990

Pricoa Global Funding I 144A sr. FRN notes	0.476	9/27/13	795,000	795,257

Principal Life Global Funding II 144A company
guaranty sr. FRN notes	0.895	7/9/14	500,000	501,759

Principal Life Global Funding II 144A notes	1.000	12/11/15	4,835,000	4,840,457

Principal Life Income Funding Trusts sr. FRN notes	0.455	11/8/13	270,000	270,057

Prudential Covered Trust 2012-1 144A company
guaranty mtge. notes	2.997	9/30/15	2,731,500	2,824,904

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTN	4.750	4/1/14	2,881,000	2,956,733

Prudential Financial, Inc. sr. unsec. unsub.
notes Ser. MTNB	5.100	9/20/14	3,985,000	4,174,128

				55,927,073
Investment banking/Brokerage (1.2%)
Credit Suisse First Boston USA, Inc. bank guaranty sr.
unsec. unsub. notes	5.500	8/15/13	210,000	210,305

Deutsche Bank AG Ser. EMTN (Germany)	1.074	2/17/15	875,000	871,500

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes	1.273	2/7/14	7,188,000	7,209,852

Goldman Sachs Group, Inc. (The) sr. unsec. notes	5.250	10/15/13	2,000,000	2,018,384

Macquarie Group, Ltd. 144A bonds (Australia)	7.300	8/1/14	1,536,000	1,617,993

TD Ameritrade Holding Corp. company guaranty sr.
unsec. unsub. notes	4.150	12/1/14	2,245,000	2,345,253

				14,273,287
Real estate (7.2%)
Boston Properties, LP sr. unsec. unsub. notes R	5.625	4/15/15	2,354,000	2,538,873

Boston Properties, LP sr. unsec. unsub. notes R	5.000	6/1/15	5,225,000	5,607,185

Camden Property Trust sr. unsec. unsub. notes R	5.375	12/15/13	6,750,000	6,861,925

Camden Property Trust sr. unsec. unsub. notes R	5.000	6/15/15	2,596,000	2,775,929

Colonial Realty LP sr. unsec. unsub. notes	6.250	6/15/14	580,000	606,028

Duke Realty LP company guaranty sr. unsec. notes R	7.375	2/15/15	398,000	433,684

Duke Realty LP sr. unsec. unsub. notes R	5.400	8/15/14	1,394,000	1,452,432

ERP Operating LP sr. unsec. unsub. notes R	5.250	9/15/14	3,875,000	4,071,941

Federal Realty Investment Trust sr. unsec.
unsub. notes R	5.950	8/15/14	2,620,000	2,753,625

HCP, Inc. sr. unsec. notes R	7.072	6/8/15	3,500,000	3,865,613

HCP, Inc. sr. unsec. unsub. notes R	2.700	2/1/14	3,346,000	3,378,707

34	Short Duration Income Fund

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Real estate cont.
Health Care REIT, Inc. sr. unsec. notes R	6.000	11/15/13	$2,315,000	$2,349,090

Health Care REIT, Inc. sr. unsec. notes R	3.625	3/15/16	4,000,000	4,215,940

Hospitality Properties Trust sr. unsec. notes R	7.875	8/15/14	1,741,000	1,803,758

Kimco Realty Corp. sr. unsec. notes Ser. MTN R	5.190	10/1/13	2,453,000	2,472,051

Kimco Realty Corp. sr. unsec. unsub. notes R	4.820	6/1/14	6,729,000	6,946,791

Liberty Property LP sr. unsec. FRN notes R	5.125	3/2/15	600,000	634,611

Pan Pacific Retail Properties, Inc. company guaranty
sr. unsec. notes R	5.950	6/1/14	1,197,000	1,246,877

Realty Income Corp. sr. unsec. notes R	5.500	11/15/15	4,000,000	4,361,472

Regency Centers LP company guaranty sr. unsec.
unsub. notes	4.950	4/15/14	3,550,000	3,649,411

Simon Property Group LP sr. unsec. notes R	6.750	5/15/14	5,507,000	5,689,786

Simon Property Group LP sr. unsec. unsub. notes R	5.750	12/1/15	1,024,000	1,129,095

Simon Property Group LP sr. unsec. unsub. notes R	5.625	8/15/14	795,000	834,509

Simon Property Group LP sr. unsec. unsub. notes R	5.100	6/15/15	1,000,000	1,081,961

Simon Property Group LP sr. unsec. unsub. notes R	4.900	1/30/14	1,105,000	1,128,087

Simon Property Group LP sr. unsec. unsub. notes R	4.200	2/1/15	819,000	854,390

UDR, Inc. company guaranty sr. unsec. unsub. notes R	5.250	1/15/15	4,511,000	4,767,045

UDR, Inc. sr. unsec. unsub. notes R	5.500	4/1/14	750,000	772,477

UDR, Inc. sr. unsec. unsub. notes R	5.130	1/15/14	1,745,000	1,778,792

Vornado Realty LP sr. unsec. unsub. notes R	4.250	4/1/15	1,165,000	1,213,399

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A
company guaranty sr. unsec. notes	5.750	9/2/15	195,000	213,073

Weingarten Realty Investors sr. unsec. unsub. notes R	4.990	9/3/13	1,500,000	1,504,390

Weingarten Realty Investors sr. unsec. unsub. notes R	4.857	1/15/14	400,000	406,975

				83,399,922
Technology (0.3%)
IBM Corp. sr. unsec. unsub. notes	6.500	10/15/13	835,000	845,004

IBM Corp. sr. unsec. unsub. notes	1.000	8/5/13	500,000	500,000

Western Union Co. (The) sr. unsec. notes	6.500	2/26/14	2,000,000	2,063,954

				3,408,958
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. notes	7.000	2/1/14	4,500,000	4,637,687

				4,637,687
Utilities and power (5.5%)
Appalachian Power Co. sr. unsec. unsub. FRN notes	0.649	8/16/13	1,000,000	1,000,087

Atmos Energy Corp. sr. unsec. unsub. notes	4.950	10/15/14	2,000,000	2,098,228

Cleveland Electric Illuminating Co. (The) sr.
unsec. notes	5.650	12/15/13	183,000	186,309

CMS Energy Corp. sr. unsec. unsub. notes	4.250	9/30/15	2,000,000	2,117,850

Dayton Power & Light Co. (The) 1st mtge.	5.125	10/1/13	1,200,000	1,208,136

DTE Electric Co. sr. notes (Canada)	4.800	2/15/15	2,000,000	2,106,826

DTE Energy Co. sr. unsec. unsub. notes	7.625	5/15/14	1,201,000	1,265,204

Duke Energy Carolinas, LLC sr. unsec. unsub. notes	6.300	2/1/14	5,641,000	5,794,841

FPL Group Capital, Inc. company guaranty sr.
unsec. notes	7.875	12/15/15	2,500,000	2,886,713

Short Duration Income Fund	35

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (75.3%)* cont.	rate (%)	date	amount	Value

Utilities and power cont.
Georgia Power Co. sr. unsec. unsub. FRN notes	0.593	3/15/16	$3,209,000	$3,209,625

Georgia Power Co. sr. unsec. unsub. notes	6.000	11/1/13	3,793,000	3,842,453

Georgia Power Co. sr. unsec. unsub. notes	0.625	11/15/15	2,000,000	1,991,609

Great Plains Energy, Inc. sr. unsec. unsub. notes	2.750	8/15/13	450,000	450,230

Kinder Morgan Energy Partners LP sr. unsec. notes	5.125	11/15/14	2,801,000	2,956,468

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes	5.000	12/15/13	4,500,000	4,568,810

LG&E and KU Energy, LLC company guaranty sr.
unsec. unsub. notes	2.125	11/15/15	4,000,000	4,094,784

MidAmerican Energy Holdings Co. sr. unsec. notes	5.000	2/15/14	2,660,000	2,722,263

Nevada Power Co. sr. notes	5.875	1/15/15	628,000	673,781

Northeast Utilities sr. unsec. unsub. FRN notes	1.022	9/20/13	1,255,000	1,256,032

Oncor Electric Delivery Co., LLC sr. notes	6.375	1/15/15	1,910,000	2,056,589

Peco Energy Co. bonds	5.000	10/1/14	500,000	524,346

Potomac Edison Co. (The) sr. unsub. notes	5.125	8/15/15	3,675,000	3,954,719

Progress Energy, Inc. sr. notes	6.050	3/15/14	3,650,000	3,768,793

PSI Energy, Inc. sr. unsec. notes	5.000	9/15/13	400,000	402,059

Southern Co. (The) sr. unsec. unsub. notes	4.150	5/15/14	115,000	118,228

TransCanada Pipelines, Ltd. company guaranty sr.
unsec. notes (Canada)	0.953	6/30/16	7,000,000	7,016,338

Westar Energy, Inc. bonds	6.000	7/1/14	500,000	524,119

				62,795,440

Total corporate bonds and notes (cost $866,614,739)				$866,316,150

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (8.4%)*	rate (%)	date	amount	Value

Agency collateralized mortgage obligations (5.3%)
Federal Home Loan Mortgage Corp.
Ser. 2430, Class UD	6.000	3/15/17	$85,145	$90,285
Ser. 3724, Class CM	5.500	6/15/37	724,450	788,159
Ser. 3316, Class CD	5.500	5/15/37	392,027	423,603
Ser. 3302, Class DA	5.500	12/15/17	303,648	309,341
Ser. 3662, Class QA	5.000	3/15/38	581,975	597,354
Ser. 3593, Class KP	5.000	6/15/36	144,423	146,043
Ser. 3028, Class BA	5.000	4/15/34	207,629	214,753
Ser. 2938, Class ND	5.000	10/15/33	88,580	91,105
Ser. 2888, Class CG	5.000	8/15/33	263,034	272,370
Ser. 2840, Class OE	5.000	2/15/33	149,071	152,662
Ser. 2875, Class GM	5.000	1/15/33	254,653	259,336
Ser. 2750, Class NE	5.000	4/15/32	133,214	134,090
Ser. 2903, Class LA	5.000	10/15/31	214,903	217,620
Ser. 3331, Class NV	5.000	6/15/29	286,000	305,288
Ser. 2513, Class DB	5.000	10/15/17	71,693	75,229
Ser. 3539, Class PM	4.500	5/15/37	174,772	181,909
Ser. 3580, Class VB	5.000	4/15/29	253,741	263,469
Ser. 3730, Class PL	4.500	1/15/33	97,194	98,340

36	Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 3697, Class BM	4.500	9/15/31	$79,390	$81,078
Ser. 2931, Class AM	4.500	7/15/19	44,162	45,091
Ser. 3825, Class AP	4.000	3/15/39	3,465,312	3,534,619
Ser. 3845, Class KP	4.000	4/15/38	547,986	556,981
Ser. 3681, Class AH	4.000	10/15/27	1,038,966	1,053,252
Ser. 3891, Class UK	3.500	3/15/41	241,166	246,733
Ser. 3805, Class AK	3.500	4/15/24	200,225	207,113
Ser. 3896, Class PG	3.000	3/15/40	302,319	306,098
Ser. 3952, Class C	3.000	11/15/26	426,555	426,795
Ser. 3683, Class JH	2.500	12/15/23	107,223	108,525
Ser. 3611, Class PO, PO	0.000	7/15/34	195,088	179,255
Ser. 1420, Class B, PO	0.000	11/15/22	85,219	79,145

Federal National Mortgage Association
Ser. 13-9, Class BA	6.500	7/25/42	2,692,483	2,701,739
Ser. 06-10, Class GC	6.000	9/25/34	6,624,553	6,831,570
Ser. 06-124, Class A	5.625	11/25/36	101,446	106,029
Ser. 08-8, Class PA	5.000	2/25/38	427,299	447,310
Ser. 09-86, Class PC	5.000	3/25/37	5,744,570	5,866,642
Ser. 05-101, Class ND	5.000	6/25/34	250,039	255,836
Ser. 03-92, Class VH	5.000	2/25/19	650,000	670,313
Ser. 02-65, Class HC	5.000	10/25/17	43,693	45,701
Ser. 11-121, Class JP	4.500	12/25/41	813,062	845,585
Ser. 09-100, Class PA	4.500	4/25/39	82,874	85,491
Ser. 04-8, Class GD	4.500	10/25/32	252,739	261,513
Ser. 04-26, Class PD	4.500	8/25/32	385,898	399,513
Ser. 11-60, Class PA	4.000	10/25/39	119,306	125,086
Ser. 11-4, Class JP	4.000	6/25/39	1,457,776	1,511,723
Ser. 11-36, Class PA	4.000	2/25/39	964,565	998,604
Ser. 11-113, Class LA	4.000	6/25/37	170,198	171,933
Ser. 03-43, Class YA	4.000	3/25/33	881,239	909,152
Ser. 10-109, Class JB	4.000	8/25/28	602,274	632,093
Ser. 10-17, Class CA	4.000	11/25/23	226,080	230,301
Ser. 11-89, Class VA	4.000	9/25/23	755,722	778,945
Ser. 11-111, Class VA	4.000	1/25/23	469,971	473,122
Ser. 11-111, Class VC	4.000	1/25/23	469,971	471,528
Ser. 11-20, Class PC	3.500	3/25/39	242,058	248,676
Ser. 11-40, Class DA	3.500	11/25/37	1,097,834	1,115,815
Ser. 10-155, Class A	3.500	9/25/25	74,713	76,020
Ser. 11-42, Class BJ	3.000	8/25/25	1,700,673	1,738,938
Ser. 10-81, Class AP	2.500	7/25/40	459,088	463,332
FRB Ser. 10-90, Class GF	0.690	8/25/40	6,447,060	6,466,401
FRB Ser. 06-74, Class FL	0.540	8/25/36	1,614,919	1,617,821
FRB Ser. 05-63, Class FC	0.440	10/25/31	2,159,133	2,158,037

Short Duration Income Fund	37

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	rate (%)	date	amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 07-2, Class PB	5.500	6/20/35	$178,237	$181,788
Ser. 09-46, Class HC	5.000	11/20/34	202,981	206,052
Ser. 09-79, Class MB	5.000	2/20/34	270,000	272,237
Ser. 10-61, Class EA	5.000	9/20/31	463,712	486,272
Ser. 10-31, Class VA	5.000	3/20/21	751,332	792,485
Ser. 09-38, Class AB	4.750	9/16/31	260,818	264,242
Ser. 10-162, Class PQ	4.500	6/16/39	179,544	189,354
Ser. 10-39, Class PH	4.500	11/20/38	736,241	768,452
Ser. 11-7, Class CA	4.500	11/20/37	311,588	322,366
Ser. 09-109, Class NK	4.500	7/20/37	843,821	884,548
Ser. 09-94, Class MB	4.500	4/20/37	907,304	937,925
Ser. 10-29, Class PA	4.500	8/20/36	730,312	744,006
Ser. 09-116, Class EK	4.500	12/20/34	397,770	415,771
Ser. 09-54, Class HT	4.500	12/20/34	245,397	253,959
Ser. 09-29, Class NP	4.500	6/16/34	122,387	124,262
Ser. 09-31, Class MA	4.500	8/20/33	67,674	68,775
Ser. 09-59, Class P	4.250	9/20/33	312,441	328,617
Ser. 09-32, Class AB	4.000	5/16/39	84,208	87,847
Ser. 10-32, Class CJ	4.000	1/20/38	777,317	819,922
Ser. 08-31, Class PN	4.000	11/20/36	45,109	45,898
Ser. 09-55, Class HC	3.500	6/20/39	251,142	259,807
Ser. 08-38, Class PS	3.500	5/20/37	78,480	80,244
Ser. 09-93, Class EJ	3.500	5/20/35	45,034	45,595
Ser. 09-118, Class AW	3.000	5/20/37	1,798,019	1,829,485
Ser. 10-57, Class PJ	3.000	6/20/33	274,363	275,358
Ser. 12-15, Class PA	2.500	4/16/40	420,822	425,616

				61,261,293
Commercial mortgage-backed securities (3.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A2	5.317	9/10/47	4,047,861	4,089,036
Ser. 06-6, Class A2	5.309	10/10/45	354,512	356,510
Ser. 07-1, Class A3	5.449	1/15/49	879,921	895,320

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 07-PW15, Class AAB	5.315	2/11/44	1,642,714	1,653,392
Ser. 05-PWR9, Class A2	4.735	9/11/42	382,873	385,400
Ser. 03-T12, Class A4	4.680	8/13/39	2,043,893	2,048,390

Citigroup/Deutsche Bank Commercial Mortgage
Trust Ser. 06-CD3, Class A4	5.658	10/15/48	1,343,343	1,382,031

Credit Suisse Mortgage Capital Certificates FRB
Ser. 07-C4, Class A2	5.762	9/15/39	2,142,701	2,149,847

GE Capital Commercial Mortgage Corp.
Ser. 07-C1, Class AAB	5.477	12/10/49	612,131	632,141

GE Commercial Mortgage Corporation Trust
Ser. 05-C2, Class A3	4.839	5/10/43	535,754	536,089

38	Short Duration Income Fund

	Interest	Maturity	Principal
MORTGAGE-BACKED SECURITIES (8.4%)* cont.	rate (%)	date	amount	Value

Commercial mortgage-backed securities cont.
Greenwich Capital Commercial Funding Corp.
Ser. 07-GG9, Class A2	5.381	3/10/39	$684,961	$694,550
Ser. 05-GG3, Class AAB	4.619	8/10/42	389,180	394,896

Greenwich Capital Commercial Funding Corp.
Commercial Mortgage Trust Ser. 06-GG7, Class AAB	5.860	7/10/38	1,155,733	1,171,300

GS Mortgage Securities Trust Ser. 06-GG6, Class A2	5.506	4/10/38	2,817,181	2,873,525

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 07-LD12, Class A2	5.827	2/15/51	620,037	626,238
FRB Ser. 07-LD11, Class A2 F	5.799	6/15/49	3,539,751	3,610,393
FRB Ser. 06-CB14, Class A3B	5.489	12/12/44	1,359,758	1,368,137

Merrill Lynch Mortgage Trust
Ser. 05-CIP1, Class A2	4.960	7/12/38	693,319	693,942
Ser. 04-BPC1, Class AJ	4.922	10/12/41	1,715,000	1,763,020

Merrill Lynch/Countrywide Commercial Mortgage
Trust Ser. 2006-3, Class A2	5.291	7/12/46	405,587	408,082

Morgan Stanley Capital I Trust
Ser. 07-IQ15, Class A2	5.853	6/11/49	2,486,492	2,486,492
FRB Ser. 06-T23, Class A2 F	5.741	8/12/41	59,766	59,992
FRB Ser. 07-HQ12, Class A2FX	5.579	4/12/49	1,541,330	1,572,619
Ser. 04-T13, Class A4	4.660	9/13/45	2,053,285	2,073,982

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C34, Class A2 F	5.569	5/15/46	680,877	686,562
Ser. 07-C31, Class A2	5.421	4/15/47	300,544	301,071

				34,912,957
Residential mortgage-backed securities (non-agency) (0.1%)
Chase Funding Mortgage Loan Asset-Backed Certificates
Ser. 04-2, Class 1A4	5.323	2/25/35	189,269	190,215
Ser. 04-1, Class 1A6	4.266	6/25/15	14,166	14,450

Countrywide Asset Backed Certificates
FRB Ser. 05-1, Class MV3	0.670	7/25/35	600,000	555,000
FRB Ser. 05-4, Class MV1	0.650	10/25/35	79,431	79,114

Home Equity Asset Trust FRB Ser. 06-3, Class 2A3	0.370	7/25/36	67,938	67,258

				906,037

Total mortgage-backed securities (cost $97,360,769)				$97,080,287

		Maturity	Principal
COMMERCIAL PAPER (6.1%)*	Yield (%)	date	amount	Value

Banco Bilbao Vizcaya Argentar (Spain)	0.842	10/21/13	$5,000,000	$4,989,815

British Telecommunications PLC (United Kingdom)	0.725	3/27/14	1,000,000	996,355

British Telecommunications PLC (United Kingdom)	0.740	3/10/14	2,000,000	1,993,513

CRC Funding LLC	0.827	12/17/13	1,000,000	998,691

Daimler Finance North America, LLC	0.674	3/13/14	400,000	398,675

Daimler Finance North America, LLC	0.978	8/15/13	700,000	699,933

DCP Midstream, LLC	0.260	8/1/13	5,000,000	4,999,971

DCP Midstream, LLC 144A	0.360	8/9/13	1,000,000	999,946

Short Duration Income Fund	39

		Maturity	Principal
COMMERCIAL PAPER (6.1%)* cont.	Yield (%)	date	amount	Value

Devon Energy Corp.	0.401	8/13/13	$3,000,000	$2,999,751

ENI Finance USA, Inc.	0.410	8/13/13	1,500,000	1,499,793

ENI Finance USA, Inc.	0.350	8/6/13	1,250,000	1,249,925

Entergy Corp.	0.750	8/19/13	5,000,000	4,998,884

Ford Motor Credit Co., LLC	0.550	8/12/13	2,000,000	1,999,456

Ford Motor Credit Co., LLC	1.007	12/19/13	1,000,000	996,318

Ford Motor Credit Co., LLC	1.018	11/22/13	1,000,000	997,030

Ford Motor Credit Co., LLC	1.008	11/12/13	1,000,000	997,299

Ford Motor Credit Co., LLC	1.170	9/30/13	1,000,000	998,458

Ford Motor Credit Co., LLC	1.006	8/30/13	300,000	299,790

Ford Motor Credit Co., LLC	1.211	8/16/13	1,000,000	999,635

KCP&L Greater Missouri Operations Co. 144A	0.600	8/1/13	3,200,000	3,199,981

Marriott International, Inc./DE	0.200	8/1/13	4,900,000	4,899,972

Nabors Industries, Inc.	0.350	8/13/13	1,123,000	1,122,909

NiSource Finance Corp.	1.051	8/7/13	2,970,000	2,969,549

Nissan Motor Acceptance Corp.	0.320	8/26/13	4,997,000	4,996,076

Northeast Utilities	0.220	8/1/13	5,000,000	4,999,972

SCANA Corp.	0.420	8/7/13	1,300,000	1,299,901

Spectra Energy Capital, LLC	0.390	8/19/13	2,500,000	2,499,680

Spectra Energy Capital, LLC	0.420	8/8/13	1,500,000	1,499,902

Spectra Energy Capital, LLC	0.260	8/1/13	4,000,000	3,999,977

Textron, Inc.	0.701	8/5/13	2,000,000	1,999,886

Textron, Inc.	0.650	8/2/13	3,000,000	2,999,932

Total commercial paper (cost $70,593,406)				$70,600,975

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (2.4%)*	rate (%)	date	amount	Value

Bank of Montreal/Chicago, IL FRN (Canada)	0.723	10/3/13	$500,000	$500,423

Bank of Montreal/Chicago, IL FRN (Canada)	0.475	8/15/13	1,100,000	1,100,167

Bank of Nova Scotia/Houston FRN	0.814	1/27/14	300,000	301,012

Bank of Nova Scotia/Houston FRN	0.715	9/11/15	2,044,000	2,048,497

Bank of Nova Scotia/Houston FRN	0.623	9/17/13	700,000	700,559

Bank of Nova Scotia/Houston FRN	0.474	9/12/13	400,000	400,222

Bank of Nova Scotia/Houston FRN	0.445	11/10/14	2,000,000	2,000,004

Barclays Bank PLC/New York, NY FRN
(United Kingdom)	0.753	2/3/14	2,600,000	2,605,340

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.974	2/20/15	1,000,000	1,007,070

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.538	11/26/14	1,000,000	1,001,200

Commonwealth Bank of Australia FRN	1.518	1/17/14	350,000	352,260

Credit Suisse New York FRN	0.668	1/15/15	3,000,000	2,998,677

National Australia Bank, Ltd./New York
FRN (Australia)	1.465	1/30/14	500,000	502,307

National Bank Canada/New York, NY FRN	0.344	8/16/13	1,000,000	1,000,060

Nordea Bank Finland PLC/New York FRN	0.764	2/19/16	2,000,000	2,005,050

Sumitomo Mitsui Bank/New York FRN (Japan)	0.625	5/8/14	2,000,000	2,004,242

40	Short Duration Income Fund

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (2.4%)* cont.	rate (%)	date	amount	Value

Svenska Handelsbanken/New York,
NY FRN (Sweden)	1.068	7/17/14	$1,650,000	$1,653,161

Toronto-Dominion Bank/NY (Canada)	0.400	11/7/13	300,000	300,148

Toronto-Dominion Bank/NY (Canada)	0.272	9/13/13	1,400,000	1,400,375

UBS AG/Stamford, CT	0.520	2/26/14	2,500,000	2,503,631

Westpac Banking Corp./NY (Australia)	0.325	11/6/13	1,100,000	1,100,307

Total certificates of deposit (cost $27,464,738)				$27,484,712

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (2.5%)*	Yield (%)	date	amount	Value

CAFCO, LLC	0.695	2/26/14	$2,400,000	$2,396,360

CAFCO, LLC	0.735	2/4/14	1,000,000	998,642

CAFCO, LLC	0.734	8/9/13	800,000	799,966

CAFCO, LLC 144A	0.806	12/27/13	2,000,000	1,997,122

CHARTA, LLC	0.735	2/4/14	1,000,000	998,642

CHARTA, LLC	0.458	11/20/13	4,200,000	4,197,387

CHARTA, LLC 144A	0.807	12/3/13	1,500,000	1,498,922

CIESCO, LP	0.431	12/23/13	4,000,000	3,994,581

CIESCO, LP 144A	0.806	12/27/13	2,000,000	1,997,122

CIESCO-LP	0.441	8/12/13	275,000	274,984

CRC Funding, LLC	0.695	2/28/14	1,700,000	1,695,976

CRC Funding, LLC	0.494	12/4/13	1,615,000	1,613,157

CRC Funding, LLC	0.694	9/30/13	2,000,000	1,999,116

Govco, LLC	0.451	8/19/13	1,000,000	999,880

Govco, LLC	0.431	8/2/13	250,000	249,997

Northern Pines Funding, LLC (Germany)	0.603	10/28/13	3,000,000	2,998,302

Total asset-backed commercial paper (cost $28,675,982)				$28,710,156

	Principal
REPURCHASE AGREEMENTS (1.2%)*	amount	Value

Interest in $45,850,000 joint tri-party repurchase agreement dated
7/31/13 with BNP Paribas Securities Corp. due 8/1/13 — maturity value of
$7,500,040 for an effective yield of 0.19% (collateralized by various corporate bonds and notes with coupon rates ranging from zero % to 9.875% and due
dates ranging from 1/30/14 to 4/1/43, valued at $48,142,501)	$7,500,000	$7,500,000

Interest in $74,900,000 joint tri-party repurchase agreement dated
7/31/13 with Credit Suisse Securities (USA) due 8/1/13 — maturity value of
$6,500,034 for an effective yield of 0.19% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.72% to 6.50% and due
dates ranging from 5/30/14 to 6/15/37, valued at $78,648,543)	6,500,000	6,500,000

Total repurchase agreements (cost $14,000,000)		$14,000,000

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (0.8%)*	Yield (%)	date	amount	Value

Athens-Clark Cnty., GA Indl. Dev. Auth. VRDN
(Allen Properties, Inc.)	0.280	12/1/24	$955,000	$955,000

Union Cnty., AZ Indl. Dev. VRDN (Del-Tin Fiber LLC)	0.280	10/1/27	3,200,000	3,200,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.450	3/1/38	4,305,000	4,305,000

WI Hsg. & Econ. Dev. Auth. VRDN, Ser. D	0.450	9/1/34	850,000	849,980

Total municipal bonds and notes (cost $9,309,999)				$9,309,980

Short Duration Income Fund	41

U.S. GOVERNMENT AGENCY	Interest	Maturity	Principal
MORTGAGE OBLIGATIONS (0.1%)*	rate (%)	date	amount	Value

Federal Home Loan Mortgage Corporation	4.500	10/1/18	$59,199	$61,602

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	6.000	9/1/17	334,356	357,682

Federal Home Loan Mortgage Corporation
Pass-Through Certificates	4.500	8/1/18	54,913	58,098

Federal National Mortgage Association
Pass-Through Certificates	6.000	9/1/19	168,639	180,763

Total U.S. government agency mortgage obligations (cost $665,963)				$658,145

TOTAL INVESTMENTS

Total investments (cost $1,114,685,596)				$1,114,160,405

Key to holding’s abbreviations

BKNT	Bank Note
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
PO	Principal Only
VRDN	Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through July 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,151,155,979.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

R Real Estate Investment Trust.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

42	Short Duration Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	70.9	Sweden	1.7%

United Kingdom	8.0	Denmark	0.8

Canada	5.8	Germany	0.8

Australia	3.5	Cayman Islands	0.6

Netherlands	3.1	Other	0.9

France	2.1	Total	100.0%

Japan	1.8

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$28,710,156	$—

Certificates of deposit	—	27,484,712	—

Commercial paper	—	70,600,975	—

Corporate bonds and notes	—	866,316,150	—

Mortgage-backed securities	—	97,080,287	—

Municipal bonds and notes	—	9,309,980	—

Repurchase agreements	—	14,000,000	—

U.S. government agency mortgage obligations	—	658,145	—

Totals by level	$—	$1,114,160,405	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	43

Statement of assets and liabilities 7/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,114,685,596)	$1,114,160,405

Cash	228,061

Interest and other receivables	6,702,583

Receivable for shares of the fund sold	34,086,195

Receivable for investments sold	6,169,306

Total assets	1,161,346,550

LIABILITIES

Payable for investments purchased	6,435,444

Payable for shares of the fund repurchased	3,267,310

Payable for compensation of Manager (Note 2)	117,240

Payable for custodian fees (Note 2)	12,456

Payable for investor servicing fees (Note 2)	26,065

Payable for Trustee compensation and expenses (Note 2)	11,270

Payable for administrative services (Note 2)	1,764

Payable for distribution fees (Note 2)	84,552

Distributions payable to shareholders	4,697

Other accrued expenses	229,773

Total liabilities	10,190,571

Net assets	$1,151,155,979

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,151,423,076

Distributions in excess of net investment income (Note 1)	(4,696)

Accumulated net realized gain on investments (Note 1)	262,790

Net unrealized depreciation of investments	(525,191)

Total — Representing net assets applicable to capital shares outstanding	$1,151,155,979

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,005,695,129 divided by 100,262,767 shares)	$10.03

Net asset value and offering price per class B share ($326,173 divided by 32,563 shares)*	$10.02

Net asset value and offering price per class C share ($6,291,648 divided by 628,005 shares)*	$10.02

Net asset value, offering price and redemption price per class M share
($1,266,975 divided by 126,411 shares)	$10.02

Net asset value, offering price and redemption price per class R share
($1,171,684 divided by 116,960 shares)	$10.02

Net asset value, offering price and redemption price per class R5 share
($10,096 divided by 1,006 shares)	$10.04

Net asset value, offering price and redemption price per class R6 share
($229,149 divided by 22,822 shares)	$10.04

Net asset value, offering price and redemption price per class Y share
($136,165,125 divided by 13,560,894 shares)	$10.04

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

44	Short Duration Income Fund

Statement of operations Year ended 7/31/13

INVESTMENT INCOME

Interest (including interest income of $46 from investments in affiliated issuers) (Note 6)	$5,791,146

Total investment income	5,791,146

EXPENSES

Compensation of Manager (Note 2)	2,189,000

Investor servicing fees (Note 2)	154,282

Custodian fees (Note 2)	25,514

Trustee compensation and expenses (Note 2)	46,013

Distribution fees (Note 2)	580,555

Administrative services (Note 2)	17,253

Amortization of offering costs (Note 1)	33,510

Other	309,811

Fees waived and reimbursed by Manager (Note 2)	(895,367)

Total expenses	2,460,571

Expense reduction (Note 2)	(1,434)

Net expenses	2,459,137

Net investment income	3,332,009

Net realized gain on investments (Notes 1 and 3)	420,153

Net unrealized depreciation of investments during the year	(634,777)

Net loss on investments	(214,624)

Net increase in net assets resulting from operations	$3,117,385

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund	45

Statement of changes in net assets

		For the period 10/17/11
		(commencement of
INCREASE IN NET ASSETS	Year ended 7/31/13	operations) to 7/31/12

Operations:
Net investment income	$3,332,009	$251,518

Net realized gain on investments	420,153	35,715

Net unrealized appreciation (depreciation) of investments	(634,777)	109,586

Net increase in net assets resulting from operations	3,117,385	396,819

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,130,875)	(199,887)

Class B	(689)	(165)

Class C	(5,979)	(988)

Class M	(3,412)	(491)

Class R	(785)	(81)

Class R5	(68)	(4)

Class R6	(774)	(4)

Class Y	(380,306)	(15,623)

Net realized short-term gain on investments

Class A	(37,493)	—

Class B	(52)	—

Class C	(307)	—

Class M	(56)	—

Class R	(9)	—

Class R5	(1)	—

Class R6	(1)	—

Class Y	(3,251)	—

Increase from capital share transactions (Note 4)	959,053,698	172,369,378

Total increase in net assets	958,607,025	172,548,954

NET ASSETS

Beginning of year (Note 5)	192,548,954	20,000,000

End of year (including distributions in excess of net
investment income of $4,696 and undistributed net
investment income of $34,275, respectively)	$1,151,155,979	$192,548,954

The accompanying notes are an integral part of these financial statements.

46	Short Duration Income Fund

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Short Duration Income Fund	47

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	tions	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
July 31, 2013	$10.02	.05	.02	.07	(.06)	— [e]	(.06)	$10.03	.69	$1,005,695.40		.53	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.53 *	178,371	.32 *	.37 *	2 *

Class B
July 31, 2013	$10.01	.01	.02	.03	(.02)	— [e]	(.02)	$10.02	.29	$326.80		.14	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20 *	386	.63 *	.05 *	2 *

Class C
July 31, 2013	$10.01	.01	.02	.03	(.02)	— [e]	(.02)	$10.02	.29	$6,292.80		.13	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20 *	2,054	.63 *	.07 *	2 *

Class M
July 31, 2013	$10.02	.05	— [e]	.05	(.05)	— [e]	(.05)	$10.02	.54	$1,267.45		.49	24
July 31, 2012†	10.00	.03	.02	.05	(.03)	—	(.03)	10.02	.49 *	212	.36 *	.32 *	2 *

Class R
July 31, 2013	$10.01	.01	.02	.03	(.02)	— [e]	(.02)	$10.02	.29	$1,172.80		.10	24
July 31, 2012†	10.00	.01	.01	.02	(.01)	—	(.01)	10.01	.20 *	100	.63 *	.02 *	2 *

Class R5
July 31, 2013	$10.03	.06	.02	.08	(.07)	— [e]	(.07)	$10.04	.79	$10.30		.65	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— e	10.03	.13 *	10	.02 *	.05 *	2 *

Class R6
July 31, 2013	$10.03	.06	.02	.08	(.07)	— [e]	(.07)	$10.04	.79	$229.30		.61	24
July 31, 2012††	10.02	.01	— [e]	.01	— [e]	—	— [e]	10.03	.13 *	10	.02 *	.05 *	2 *

Class Y
July 31, 2013	$10.03	.06	.02	.08	(.07)	— [e]	(.07)	$10.04	.79	$136,165.30		.61	24
July 31, 2012†	10.00	.04	.03	.07	(.04)	—	(.04)	10.03	.67 *	11,405	.24 *	.47 *	2 *

* Not annualized.

† For the period October 17, 2011 (commencement of operations) to July 31, 2012.

†† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/13	7/31/12

Class A	0.14	0.47%

Class B	0.14	0.47

Class C	0.14	0.47

Class M	0.14	0.47

Class R	0.14	0.47

Class R5	0.24	0.04

Class R6	0.17	0.04

Class Y	0.14	0.47

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

48	Short Duration Income Fund	Short Duration Income Fund	49

Notes to financial statements 7/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through July 31, 2013.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or only by the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and money market instruments. We may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. We may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R5, class R6 and class Y shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R5, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares, which are only available through exchange of class B shares of another Putnam fund, convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R5, class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

50	Short Duration Income Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

Short Duration Income Fund	51

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period ended, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $151,908 to decrease distributions in excess of net investment income and $151,908 decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$825,495
Unrealized depreciation	(1,350,686)

Net unrealized depreciation	(525,191)
Undistributed short-term gain	262,790

Cost for federal income tax purposes	$1,114,685,596

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $160,937 have been fully amortized on a straight-line basis over a twelve-month period as of July 31, 2013. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

52	Short Duration Income Fund

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,

0.450%	of the next $5 billion,	0.280%	of the next $50 billion,

0.400%	of the next $10 billion,	0.270%	of the next $100 billion and

0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.30% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $895,367 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective June 21, 2013, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL. Prior to June 21, 2013, the annual rate that Putnam Management paid for these services was 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$138,370	Class R5	12

Class B	99	Class R6	57

Class C	937	Class Y	14,527

Class M	156	Total	$154,282

Class R	124

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,434 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $775, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Short Duration Income Fund	53

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 0.75%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.10%, 0.50%, 0.50%, 0.15% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$556,577	Class M	907

Class B	1,931	Class R	2,569

Class C	18,571	Total	$580,555

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $156 and $72, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,675 and no monies, respectively in contingent deferred sales charges from redemptions of class A and class M shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $591,691,638 and $90,297,330, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	168,216,682	$1,688,356,580	21,437,881	$214,611,492

Shares issued in connection with
reinvestment of distributions	309,649	3,107,960	19,637	196,618

	168,526,331	1,691,464,540	21,457,518	214,808,110

Shares repurchased	(86,068,633)	(863,779,803)	(5,602,449)	(56,104,277)

Net increase	82,457,698	$827,684,737	15,855,069	$158,703,833

54	Short Duration Income Fund

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	46,328	$464,401	34,033	$340,300

Shares issued in connection with
reinvestment of distributions	70	696	16	158

	46,398	465,097	34,049	340,458

Shares repurchased	(52,402)	(525,195)	(5,482)	(54,840)

Net increase (decrease)	(6,004)	$(60,098)	28,567	$285,618

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	687,372	$6,890,208	329,544	$3,293,421

Shares issued in connection with
reinvestment of distributions	627	6,286	99	986

	688,009	6,896,494	329,643	3,294,407

Shares repurchased	(265,291)	(2,659,498)	(134,356)	(1,342,537)

Net increase	422,718	$4,236,996	195,287	$1,951,870

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	146,443	$1,468,513	11,373	$113,781

Shares issued in connection with
reinvestment of distributions	143	1,433	48	491

	146,586	1,469,946	11,421	114,272

Shares repurchased	(41,384)	(415,154)	(212)	(2,120)

Net increase	105,202	$1,054,792	11,209	$112,152

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	110,031	$1,103,560	1	$9

Shares issued in connection with
reinvestment of distributions	80	794	7	81

	110,111	1,104,354	8	90

Shares repurchased	(3,159)	(31,686)	—	—

Net increase	106,952	$1,072,668	8	$90

Short Duration Income Fund	55

			For the period 7/3/12
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	998	$10,000

Shares issued in connection with
reinvestment of distributions	8	72		4

	8	72	998	10,004

Shares repurchased	—	—	—	—

Net increase	8	$72	998	$10,004

			For the period 7/3/12
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	50,970	$512,245	998	$10,000

Shares issued in connection with
reinvestment of distributions	78	775	—*	4

	51,048	513,020	998	10,004

Shares repurchased	(29,224)	(293,652)	—	—

Net increase	21,824	$219,368	998	$10,004

			For the period 10/17/11
			(commencement of operations)
	Year ended 7/31/13		to 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	26,385,387	$265,082,243	2,350,615	$23,554,193

Shares issued in connection with
reinvestment of distributions	37,584	377,489	1,011	10,141

	26,422,971	265,459,732	2,351,626	23,564,334

Shares repurchased	(13,999,304)	(140,614,569)	(1,224,399)	(12,268,527)

Net increase	12,423,667	$124,845,163	1,127,227	$11,295,807

* Represents less than 1 share.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	10,027	8.6%	$100,471

Class R5	1,006	100.0%	$10,096

Class R6	1,006	4.4%	$10,096

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on October 17, 2011. Prior to October 17, 2011, the fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

56	Short Duration Income Fund

	Capital contribution	Shares issued

Class A	$19,500,000	1,950,000

Class B	100,000	10,000

Class C	100,000	10,000

Class M	100,000	10,000

Class R	100,000	10,000

Class Y	100,000	10,000

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$672,918	$672,918	$46	$—

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Short Duration Income Fund	57

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

58	Short Duration Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Income Fund	59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

60	Short Duration Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN736
282840 9/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2013	$64,867	$--	$4,100	$ —
July 31, 2012*	$62,909	$--	$7,000	$ —

*	For the period October 17, 2011 (commencement of operations) to July 31, 2012.

For the fiscal years ended July 31, 2013 and July 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,100 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2013	$ —	$ —	$ —	$ —

July 31, 2012*	$ —	$ —	$ —	$ —

*	For the period October 17, 2011 (commencement of operations) to July 31, 2012.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 27, 2013